FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) July 26, 2004

HCA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification Number)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EX-99.1 PRESS RELEASE

ITEM 9.  REGULATION FD DISCLOSURE

     On July 26, 2004, HCA Inc. issued a press release announcing its results of operations for the second quarter ended June 30, 2004, the text of which is set forth as Exhibit 99.1.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 26, 2004, HCA Inc. issued a press release announcing its results of operations for the second quarter ended June 30, 2004, the text of which is set forth as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ R. MILTON JOHNSON

R. Milton Johnson Executive Vice President and Chief Financial Officer

DATED: July 26, 2004

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